UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2018

HORIZON TECHNOLOGY FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	814-00802	27-2114934
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

312 Farmington Avenue

Farmington, CT 06032

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 676-8654

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

On June 7, 2018, Horizon Technology Finance Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved two proposals. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on April 19, 2018. As of April 12, 2018, the record date for the Annual Meeting, 11,523,951 shares of the Company’s common stock were eligible to vote.

Proposal 1. The Company’s stockholders elected two Class II directors of the Company, each of whom will serve until the 2021 Annual Meeting, or until his or her successor is duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity. The two directors were elected pursuant to the voting results set forth below:

	For	Withheld	Broker Non-Votes
Edmund V. Mahoney	2,490,790	875,603	6,225,315
Elaine A. Sarsynski	2,501,298	865,095	6,252,315

Proposal 2. The Company’s stockholders ratified the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, as set forth below:

	For	Against	Abstain
	9,278,430	219,077	121,201

Section 8 Other Events

Item 8.01	Other Events.

On March 23, 2018, the Consolidated Appropriations Act of 2018, which includes the Small Business Credit Availability Act (the “Act”), was signed into law. The Act amends the Investment Company Act of 1940, as amended (the “1940 Act”) to permit a business development company (a “BDC”) to reduce the asset coverage requirement applicable to the BDC from 200% to 150%, subject to certain approval and disclosure requirements.

On June 7, 2018, the board of directors (the “Board”) of the Company unanimously approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act to the Company. As a result, the Company’s asset coverage requirements for senior securities will be changed from 200% (equivalent to a 1:1 debt to equity ratio) to 150% (equivalent to a 2:1 debt to equity ratio), effective June 7, 2019. The Board approved the modified asset coverage requirement based on the Company’s strategic objectives, business opportunities, operating requirements, and anticipated leverage utilization.

The Company also intends to submit a proposal to its stockholders to approve the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act to the Company at a special meeting and will provide additional detail regarding the Company’s anticipated objectives and expectations for utilizing additional leverage in a proxy statement relating to such meeting. If the Company’s stockholders approve such a proposal, subject to certain disclosure requirements, the Company would become subject to the 150% asset coverage requirement the day after such stockholder approval.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2018	HORIZON TECHNOLOGY FINANCE CORPORATION

	By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer and Chairman of the Board